UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2024
Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	*

* On February 21, 2024, the New York Stock Exchange (“NYSE”) filed a Form 25 relating to the delisting from the NYSE of the Company’s common stock. The delisting became effective on March 2, 2024. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became effective 90 days after the Form 25 filing. Upon deregistration of the Company’s common stock under Section 12(b) of the Exchange Act, the Company’s common stock remains registered under Section 12(g) of the Exchange Act. The Company’s common stock will continue to trade on the OTC Pink market under the symbol “NVTAQ.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As previously disclosed, on February 13, 2024 (the "Petition Date"), Invitae Corporation (the "Company") and certain of its direct and indirect subsidiaries (together with the Company, the "Company Parties") filed voluntary petitions to commence proceedings under chapter 11 (the "Chapter 11 Cases") of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). The Chapter 11 Cases are being jointly administered under the caption In re Invitae Corporation, et al.

Item 7.01	Regulation FD Disclosure.

On May 31, 2024, the Company filed with the Bankruptcy Court its consolidated monthly operating report for the period ended April 30, 2024 (the "Monthly Operating Report"). The Monthly Operating Report is attached hereto as Exhibit 99.1. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report, monthly operating reports filed on behalf of each of the other Company Parties, and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available online at www.kccllc.net/invitae. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report of Invitae Corporation for the period ended April 30, 2024 filed with the U.S. Bankruptcy Court for the District of New Jersey.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 3, 2024

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel